Exhibit 10.35
SECURITY AGREEMENT
PART I.
     FOR VALUE RECEIVED, the undersigned MITCHELL COUNTY DEVELOPMENT AUTHORITY, a public body corporate and politic created and existing under the laws of the State of Georgia (the “Issuer”), and First United Ethanol, LLC, a Georgia limited liability company (the “Borrower”), hereby convey to REGIONS BANK, a banking corporation with a corporate trust office in Atlanta, Georgia (the “Secured Party”) and hereby grant to the Secured Party security title to and a security interest in, the following property: All of that property described in Granting Clauses I, II, III, V and VI in that certain Trust Indenture, dated as of November 1, 2006 (the “Indenture”), between the Issuer and the Secured Party pursuant to which that certain $10,000,000 Mitchell County Development Authority Revenue Bond (First United Ethanol, LLC Project), Series 2006 (the “Bonds”) was issued (hereinafter collectively referred to as the “First Lien Collateral”).
     The security title to and security interest in the First Lien Collateral is granted and pledged to secure the payment of the principal of and interest on the Bond pursuant to the provisions of that certain Loan Agreement, dated as of November 1, 2006, between First United Ethanol, LLC, a Georgia limited liability company (the “Borrower”) and the Issuer (the “Agreement”), the indebtedness set forth therein and in the Indenture maturing on December 1, 2021.
     The undersigned Issuer’s location is Camilla, Georgia, and the undersigned Borrower’s location is 2 West Broad Street, Camilla, Georgia..
     This transaction is not a consumer transaction, and the undersigned is not acquiring the First Lien Collateral for personal, family or household purposes.
     The undersigned will at all times keep the First Lien Collateral free of all liens and claims whatsoever, other than the security interest established herein.
     No financing statement covering any of the First Lien Collateral is on file in any public office, and the undersigned understands that from time to time the Secured Party will file any documents required by the Uniform Commercial Code in order to perfect the security interest granted to Secured Party herein, and undersigned agrees to pay the costs of filing or recording the same in all public offices deemed necessary by the Secured Party and do such other acts and things, all as the Secured Party may request, to establish and maintain a valid security interest and security title in the First Lien Collateral (free of all other liens and claims whatsoever), to secure the payment of the amounts due under the Agreement.

     The undersigned will not sell, transfer, assign or otherwise dispose of any of the First Lien Collateral or any interest therein except as expressly permitted in the Indenture and/or Agreement.
     Any event of default described in the Indenture or the Agreement shall constitute an event of default under this Security Agreement.
     Upon an event of default, the Secured Party shall have all of the rights and remedies set forth in the Indenture and Agreement.
     The rights and privileged of the Secured Party hereunder shall inure to the benefit of its successors and assigns.
PART II.
     FOR VALUE RECEIVED, the undersigned Issuer and Borrower hereby convey to the Secured Party and hereby grant to the Secured Party security title to and a security interest in, the following property: All of that property, including but not limited to the Gross Revenues that are part of the Pledged Revenues described in Granting Clause IV in that certain Trust Indenture, dated as of November 1, 2006, between the Issuer and the Secured Party pursuant to which that certain $10,000,000 Mitchell County Development Authority Revenue Bond (First United Ethanol, LLC Project), Series 2006 (the “Bond”) was issued (hereinafter collectively referred to as the “Second Lien Collateral”).
     The security title to and security interest in the Second Lien Collateral is granted and pledged to secure the payment of the principal of and interest on the Bond pursuant to the provisions of that certain Loan Agreement, dated as of November 1, 2006, between First United Ethanol, LLC, a Georgia limited liability company (the “Borrower”) and the Issuer (the “Agreement”), the indebtedness set forth therein and in the Indenture maturing on December 1, 2021.
     The pledge made hereunder constitutes a subordinate pledge of any lien on Pledged Revenues (defined in the Indenture), secondary and subordinate to the lien on the Revenues described in those certain Trust Indentures, dated as of November 1, 2006 (the “Senior Indentures”) between the Issuer and Wells Fargo Bank National Association, a national banking association with a designated place of business located in Portland, Oregon (“Senior Trustee”), pursuant to which those certain $29,000,000 Mitchell County Development Authority Variable Rate Solid Waste Disposal Revenue Bonds (First United Ethanol, LLC Project), Series 2006 and those certain $53,500,000 Mitchell County Development Authority Variable Rate Demand Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006 (collectively, the “Senior Bonds”) were issued simultaneously with the issuance of the Bonds. Such pledge is also secondary and subordinate to the lien securing that certain indebtedness of the Borrower totaling $11,000,000 incurred by the Borrower in connection with the financing of the Project (defined in the Agreement).

     The undersigned Issuer location is Camilla, Georgia, and the undersigned Borrower’s location is 2 West Broad Street, Camilla, Georgia.
     This transaction is not a consumer transaction, and the undersigned is not acquiring the Second Lien Collateral for personal, family or household purposes.
     The undersigned will at all times keep the Second Lien Collateral free of all liens and claims whatsoever, other than the security interest established herein.
     No financing statement covering any of the Second Lien Collateral is on file in any public office, and the undersigned understands that from time to time the Secured Party will file any documents required by the Uniform Commercial Code in order to perfect the security interest granted to Secured Party herein, and undersigned agrees to pay the costs of filing or recording the same in all public offices deemed necessary by the Secured Party and do such other acts and things, all as the Secured Party may request, to establish and maintain a valid security interest and security title in the Second Lien Collateral (free of all other liens and claims whatsoever), to secure the payment of the amounts due under the Agreement.
     The undersigned will not sell, transfer, assign or otherwise dispose of any of the Second Lien Collateral or any interest therein except as expressly permitted in the Indenture and/or Agreement.
     Any event of default described in the Indenture or the Agreement shall constitute an event of default under this Security Agreement.
     Upon an event of default, the Secured Party shall have all of the rights and remedies set forth in the Indenture and Agreement.
     The rights and privileged of the Secured Party hereunder shall inure to the benefit of its successors and assigns.

     IN WITNESS WHEREOF, this Security Agreement is given under the hand and seal of the undersigneds as of the 1st day of November, 2006.

MITCHELL COUNTY DEVELOPMENT AUTHORITY (ISSUER)

[SEAL]

	BY:	/s/ Charles Rooks Chairman
Attest:

/s/ Marilyn Royal Secretary

FIRST UNITED ETHANOL, LLC (BORROWER)

[SEAL]

	BY:	/s/ Murray Campbell Managing Member/President